AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2013

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 353	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 363	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on May 1, 2013 pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _________, pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aristotle/Saul Opportunity Fund
Class I Shares (Ticker Symbol:   ARSOX)

PROSPECTUS
May 1 , 201 3

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Aristotle/Saul Opportunity Fund
A series of the Investment Managers Series Trust (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	5
MANAGEMENT OF THE FUND	10
YOUR ACCOUNT WITH THE FUND	12
PURCHASE OF SHARES	13
DIVIDENDS AND DISTRIBUTIONS	21
FEDERAL INCOME TAX CONSEQUENCES	21
FINANCIAL HIGHLIGHTS	24

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is May 1 , 201 3 .

SUMMARY SECTION

Aristotle/Saul Opportunity Fund

Investment Objective

The Aristotle/Saul Opportunity Fund (the “Fund”) seeks to maximize long - term capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance and full redemption requests)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (Rule 12b-1) f ee	None
Other expenses	2.28%
Dividends on securities sold short/interest expense	0.05%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses 1	3.24%
Fee waiver and/or expense reimbursements 2	( 1.93%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements 1 , 2	1.31%

1
The total annual fund operating expenses and total annual fund operating expenses (after fee waiver and/or expense reimbursements) do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding , as applicable, taxes, any front-end or contingent deferred loads, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A   and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses ) do not exceed 1.25% the average daily net assets of the Fund.  This agreement is in effect until April 30, 201 4 , and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.   The Fund’s advisor has also agreed to voluntarily waive a portion of its fees and/or to reimburse the Fund for expenses (excluding, as applicable, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 0.85% of the average daily net assets of Class I shares of the Fund through September 30, 2013.  The Fund’s advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

SUMMARY SECTION

Example
This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 133	$ 817	$1,525	$3,407

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
In pursuing its investment objective, the Fund seeks attractive risk-adjusted returns by investing in securities trading at significant discounts to their fair value s .  The Fund will primarily invest its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country. However, the Fund may also invest in a variety of other instruments traded in U.S. and foreign markets, including, but not limited to, fixed income securities, convertible securities, and unlisted equity securities.  The Fund may also invest exchange-traded funds (“ETFs”).  In selecting investments for the Fund, the Fund’s investment advisor, Aristotle Capital Management, LLC (the “Advisor”), employs a fundamental, bottom-up approach.  The Advisor focuses first on the quality of companies’ businesses and then considers whether the company’s securities are available at an attractive price. The Advisor considers both U.S. and foreign companies in seeking to identify potential investments for the Fund. The Fund generally will not seek to limit its exposure to U.S. or foreign issuers or markets to a specific percentage of its portfolio.  The Fund will not limit the types of companies in which it will seek to invest its assets based on market capitalization.  The Fund will generally hold its investments for the long-term.

In addition, the Fund may pursue tactical investment strategies from time to time : in order to seek favorable returns on securities that the Advisor believes are over-valued based on its assessment of their price s . These tactical strategies may include, for example, short sales, investments in warrants, futures, distressed debt, preferred securities, and convertible securities, and purchase and sale of   options , based on the Advis o r’s assessment of the fair value of the instrument or, as applicable, the underlying or related instrument (e.g., the stock on which an option is purchased).  The Fund may also pursue merger arbitrage opportunities in an effort to profit from any discount in the price of a target company’s stock prior to the closing of a merger.

The Fund generally seeks favorable performance relative to its benchmark, the MSCI World Index (net). However, the Advisor is not constrained by the composition of the MSCI World Index in selecting investments for the Fund.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents, or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency.

Principal Risks of Investing

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund .

Market Risk.  The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” or “extension” risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates. Extension risk occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Convertible Securities Risk.  The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments.

Foreign Investment Risk.  To the extent the Fund has investment exposure to foreign markets, the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk.   Investments in financial instruments related to or denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.

Short Sales Risk.  In connection with establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss , which is theoretically unlimited .

Derivatives Risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Many of the risks applicable to investing in the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Fund’s performance.

Leveraging Risk.  Certain transactions the Fund may undertake, including futures contracts and short positions in financial instruments, may give rise to a form of leverage.  Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

Asset Segregation Risk.  As a series of an investment company registered with the SEC, the Fund must segregate or “earmark” on its books and records liquid assets, or engage in other measures , to “cover” open positions with respect to certain kinds of derivatives and short sales.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

Below Investment Grade Risk.  Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities and are speculative in nature. Companies issuing high yield, fixed-income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings.

ETF Risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Small- and Mid-Cap Company Risk.  The Fund may invest in equity securities of companies of any size capitalization, including small-cap and mid-cap companies.  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Management and Strategy Risk.  Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Aristotle Capital Management, LLC

Portfolio Manager
Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor , has been the portfolio manager of the Fund since its inception on March 30, 2012.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount :

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$100,000	$10,000
Traditional and Roth IRA Accounts	$100,000	$10,000
Automatic Investment Plan	$100,000	$10,000
Gift Account s For Minors	$100,000	$10,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts. The Fund will report items of income, return of capital and gain or loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective
The Aristotle/Saul Opportunity Fund (the “Fund”) seeks to maximize long - term capital appreciation and income.

The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval , at least upon 60 days’ prior written notice to shareholders .  There can be no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies
In pursuing its investment objective, the Fund seeks attractive risk-adjusted returns by investing in securities trading at significant discounts to their fair value s .  The Fund will primarily invest its assets in equity securities that are listed on an exchange or that are otherwise publicly traded in the United States or in a foreign country.  However, the Fund may also invest in a variety of other instruments traded in U.S. and foreign markets, including, but not limited to, fixed income securities, convertible securities, and unlisted equity securities. T he Fund generally will not seek to limit its exposure to U.S. or foreign issuers or markets to a specific percentage of its portfolio.

In selecting investments for the Fund, the Advisor employs a fundamental, bottom-up approach. The Advisor focuses first on the quality of companies’ businesses, by identifying firms that it believes have sustainable competitive advantages and the potential for favorable returns on invested capital. Having identified such a company, the Advisor then considers whether the company’s securities are available at an attractive price. The Advisor considers both U.S. and foreign companies in seeking to identify potential investments for the Fund. The Fund will not limit the types of companies in which it will seek to invest its assets based on market capitalization. The Fund will generally hold its investments for the long-term, in order to enhance its potential to participate in their performance over time.

Typically, the Advisor will evaluate whether to sell a security held in the Fund’s portfolio when the security’s price approaches a target level that the Advisor has identified, declines from its peak price by a significant amount, or underperforms the overall market or the securities of companies in the same industry by a significant amount. The Advisor may determine to sell a security based on its assessment of these factors or as a result of warning signs indicating a fundamental deterioration of the issuer’s business. The Advisor may also decide to sell a security to pursue more attractive investments for the Fund, or for other reasons.

In addition to holding securities long-term, the Fund may pursue tactical investment strategies from time to time. The objective of these tactical investments is to seek favorable returns on securities that the Advisor believes are over-valued based on its assessment of their price. These tactical strategies may include, for example, short sales, investments in warrants, futures, distressed debt, preferred securities, and convertible securities, and purchase and sale of options , based on its assessment of their fair value.  A short sale involves the sale of securities that a person does not own, or a sale that is consummated by the delivery of a stock borrowed by or for the account of that person. The Fund may also enter into short sales with respect to specific securities or securities indices and/or exchange traded funds (“ETFs”) as a hedge against broader market declines.  The Fund may also pursue merger arbitrage opportunities, in which it simultaneously purchases and sells the stocks of two merging companies in an effort to profit from any discount in the price of the target company’s stock prior to the closing of a merger.

The Fund generally seeks favorable performance relative to its benchmark, the MSCI World Index (net). However, the Advisor is not constrained by the composition of the MSCI World Index in selecting investments for the Fund.  As a result, the Advisor anticipates that the Fund will invest in a number of securities that are not included within its benchmark. The Advisor therefore will not seek to track the Fund’s investments to the composition of the MSCI World Index.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash, cash equivalents, or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are mentioned below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund .

•
Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.  Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole.

•
Equity Risk.  The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.  Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•
Fixed Income Risk.  Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Convertible Securities Risk.  Convertible securities are securities that are convertible into or exchangeable for common or preferred stock.  The value of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low.  A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

•
Foreign Investment Risk.  To the extent the Fund has investment exposure to foreign markets ; the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets.  Special risks associated with investments in foreign markets include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•
Currency Risk.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•
Short Sales Risk.  In connection with establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

•
Derivatives Risk.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Many of the risks applicable to investing in the instruments underlying derivatives are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to illiquidity risk, operational leverage risk and counterparty credit risk.  A small investment in derivatives could have a potentially large impact on the Fund’s performance.  Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Call Options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.  The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Over-the-Counter Trading. The Fund may purchase or sell derivatives that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between “bid” and “asked” prices for derivatives that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets.  As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invest s and trade s may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

•
Leveraging Risk.  The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Asset Segregation Risk.  As a series of an investment company registered with the SEC, the Fund must segregate or “earmark” on its books and records liquid assets, or engage in other measures , to “cover” open positions with respect to certain kinds of derivatives and short sales.  In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside or “earmark” on its books and records liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” on its books and records assets equal to the full notional amount of the instruments.  The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

•
Below Investment Grade Risk.  Debt securities rated below investment grade (often called “junk bonds”) generally have greater credit risk than higher-rated securities and are speculative in nature. Companies issuing high yield, fixed income securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to changes in the economy than those companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless.

•
ETF Risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•
Small- and Mid-Cap Company Risk.  The Fund may invest in equity securities of companies of any size capitalization, including small-cap and mid-cap companies.  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

•
Management and Strategy Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The investment process used by the Advisor could fail to achieve the Fund’s investment objective and cause your investment to lose value.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated May 1, 2013.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor
Aristotle Capital Management, LLC, is a Delaware limited liability company formed in 2006, and acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  The Advisor currently maintains its principal offices at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025.  The Advisor is registered with the U.S. Securities and Exchange Commission as an investment advisor and provides investment advice to institutional and high net worth clients.  The Advisor has approximately $ 2,551 million in assets under management as of December 31, 201 2 .

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.90% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. The Advisor waived its entire management fees for the period March 30, 2012 (commencement date) to December 31, 2012.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report to shareholders dated as of December 31 , 2012.

Portfolio Manager

Howard Gleicher, CFA has 27 years of investment experience. Commencing in July 2006, Mr. Gleicher served as the sole manager of a private fund with substantially the same investment objective and strategies as the Fund, in his capacity as Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (“MetWest Capital”). Mr. Gleicher was the strategist for MetWest Capital’s Large Cap Intrinsic Value, International Core Value, and Global Intrinsic Equity strategies. He also served as a senior analyst with MetWest Capital’s investment team. Mr. Gleicher departed MetWest Capital in October 2010 and continued to manage the private fund at the Advisor, commencing in November 2010. Mr. Gleicher founded the Advisor in 2006, and the Advisor registered with the SEC in January 2011. Prior to co-founding MetWest Capital, Mr. Gleicher served as principal, portfolio manager and Investment Policy Committee member with Palley-Needelman Asset Management, Inc. and as vice president and equity portfolio manager with Pacific Investment Management Company. Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and an MBA from Harvard Business School and is a Chartered Financial Analyst.

The SAI provides additional information about the Portfolio Manager’s method of compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Fund securities.

Prior Performance for Similar Account Managed by the Portfolio Manager
The table below sets forth the average annual returns of the Saul Fund, LP (the “Aristotle Private Fund”), a privately-offered fund that is not registered with the SEC under the Investment Company Act of 1940 , as amended (the “1940 Act”).  The Aristotle Private Fund has substantially the same investment objective and strategies as the Fund. Mr. Gleicher remains the sole person responsible for management of the Aristotle Private Fund’s investment portfolio, and he will be the sole portfolio manager for the Fund.  The Aristotle Private Fund is the only fund or account managed by Mr. Gleicher with an investment objective and investment policies and restrictions substantially similar to those of the Fund, and the Aristotle Private Fund has been managed in substantially the same way as the Advisor will manage the Fund.

The Aristotle Private Fund is not subject to certain investment limitations, diversification requirements, and other requirements to which the Fund is subject under the 1940 Act and the Internal Revenue Code of 1986, which had they applied might have adversely affected the Aristotle Private Fund’s performance. In addition, differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities, or differences in prices paid for particular portfolio holdings.

The table below of the Aristotle Private Fund’s results is provided to illustrate the past performance of a portfolio following substantially the same strategy as the Fund’s strategy, measured against the MSCI World Index (net). The performance data below do not represent the Fund’s performance. Investors should not consider this data as a substitute for the Fund’s performance, nor should investors consider this data as indicative of future performance by the Fund or the Advisor. The returns are not intended to predict or suggest the returns that might be experienced by the Fund or a person who invests in the Fund.  The Portfolio Manager achieved the average annual returns in the table below while employed by MetWest Capital for the period commencing with the Saul Fund’s inception in July 2006 through October 2010, and while subsequently employed by the Advis o r for the period from November 2010 through December 2011.

The performance figures represent the total returns of the Aristotle Private Fund for the 1-year, 5-year, and since inception periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses, and fees of the Class I shares of the Fund presently in effect and listed in the Fee Table were deducted during such periods (with the exception of the 1.00% redemption fee that would be charged on Fund shares held for less than 30 days). All returns shown are for periods ended December 31, 201 2 .

Average Annual Total Returns
	One year	Five years	Since Inception(1)
Aristotle Private Fund	16.89%	1.89%	3.96%
MSCI World Index (net)(2)	17.32%	- 3.69%	0.85%

1	Inception date is July 1, 2006.
2
The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index returns are net of withholding taxes.

Other Service Providers

IMST Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advis o r or any other service provider for the Fund .

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed, however, to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any acquired fund fees and expenses as determined in accordance with Form N-1A , leverage interest, taxes, brokerage commissions, front-end or contingent deferred loads and expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets of Class I shares of the Fund.  This agreement is effective until April 30, 201 4 , and may be terminated only by the Board of Trustees.  The Advisor also agreed to voluntarily waive a portion of its fees and/or to reimburse the Fund for expenses (excluding , as applicable, any front-end or contingent deferred loads taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses ) above 0.85% of the average daily net assets of Class I shares of the Fund through September 30, 2013.    T he Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in effect at the time of the fee waiver or expense reimbursement .  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of the Fund’s shares is the net asset value per share (“NAV”).  The NAV is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV).

The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.  The Fund’s NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

PURCHASE OF SHARES

General
This Prospectus offers one class of share of the Fund, designated as Class I shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$100,000	$10,000
Traditional and Roth IRA Accounts	$100,000	$10,000
Automatic Investment Plan	$100,000	$10,000
Gift Account s For Minors	$100,000	$10,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket platform, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may pay additional compensation, out of profits derived from the Advisor’s management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”).  These payments are in addition to any distribution or servicing fees payable under the Fund’s distribution plan, any record keeping or sub-transfer agency fees payable under the Fund’s shareholder servicing plan, or other fees described in the fee table or elsewhere in the Prospectus or SAI.  Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Advisor access to the financial institution’s sales force; granting the Advisor access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof.  The amount of these revenue sharing payments is determined at the discretion of the Advisor from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Additional Share Purchase Programs
Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund’s shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Additional Investments.  Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Fund’s discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address on page 16.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Automatic Investment Plan. If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $10,000, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-661-6691 at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Purchases by Telephone. Investors may purchase additional shares by calling 1-888-661-6691.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-661-6691.  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Aristotle/Saul Opportunity Fund.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order was placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.  All checks must be made in U.S. dollars and drawn on U.S. financial institutions.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Aristotle/Saul Opportunity Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle/Saul Opportunity Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-661-6691 and you will be allowed to move money in amounts of at least $10,000 but not greater than $50,000, from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Aristotle/Saul Opportunity Fund
A/C # 9871996468
For further credit to:
Your account number
Aristotle/Saul Opportunity Fund
Name(s) of investor(s)
Social security or taxpayer ID number

Before sending your wire, please contact the Transfer Agent at 1-888-661-6691 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Aristotle/Saul Opportunity Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Aristotle/Saul Opportunity Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Aristotle/Saul Opportunity Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
A Medallion signature guarantee must be included if any of the following situations apply:

•     You wish to redeem more than $50,000 worth of shares;
•     When redemption proceeds are sent to any person, address or bank account not on record;
•     If a change of address was received by the Transfer Agent within the last 15 days;
•     If ownership is changed on your account; or
•     When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888-661-6691 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Checks sent via overnight delivery are also subject to a $15 charge ($20 for Saturday delivery).  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-661-6691. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•    The Fund account number;
•    The name in which his or her account is registered;
•    The social security or tax identification number under which the account is registered; and
•    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $100.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-661-6691.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and request a redemption before the purchase has cleared, the Fund will not consider the request to be in “good order”. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund in an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

Cost Basis Information
As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are redeemed .  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.   Subject to certain limitations, may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during the 12-month period .  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee

You will be charged a redemption fee of 1.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) pursuant to the SWP, or (viii) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
redeem all shares in your account if your balance falls below $1,000 due to redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice.  If, within 60 days of the Fund’s written request, you have not increased your account balance, your shares may be redeemed. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.aristotlefunds.com.  The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of some of the important U.S. federal income tax considerations affecting the Fund.  The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund.  It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.  In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; non-U.S. shareholders who hold their shares of the Fund in connection with a U.S. trade or business; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset.  A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.  If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.  Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.
Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.  For more information, please see the section of the SAI entitled “Federal Income Tax Consequences.”

The Fund intends to elect to be treated, and intends to qualify in each taxable year to be taxed, as a regulated investment company (a “RIC”) under Subchapter M of the Code.  Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions.  Any taxable income, including any net capital gain that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.  In addition, the Fund may be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year.  The Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders.  If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability.  In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit.  There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year.  Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”

Except as discussed below, distributions out of the Fund’s current or accumulated earnings and profits, other than qualified dividend income, including distributions of net short-term capital, gain, generally will be taxable to the shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions or deemed distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) will be taxable for federal income tax purposes as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund.  Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.   D istributions made out of “qualified dividend income,” if any, received by the Fund will be subject to tax in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements.  “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from non-U.S. corporations that meet certain specified criteria. Dividends paid by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund and only if the corporate shareholder satisfies certain requirements, including a holding period requirement, with respect to its shares of the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares, and any such distributions in excess of that basis will be treated as gain from the sale of shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan.  Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January will be treated as if received on December 31 of the calendar year during which they were declared.  Information on the federal income tax status of dividends and distributions will be provided annually to shareholders.

A shareholder may recognize capital gain or loss on a redemption or sale of shares of the Fund.  The amount of the gain or loss will be equal to the difference between the value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold.  Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less.    Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received, or deemed received, with respect to such shares of the Fund.  In addition, any loss may be disallowed on a redemption or sale of a share of the Fund if the shareholder acquires another share of the Fund or substantially identical stock or securities (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

If a shareholder is a nonresident alien, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “Non-U.S. Shareholder”), ordinary dividends and certain other payments distributed to such Non-U.S. Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).  Dividends paid by the Fund in its taxable years beginning before January 1, 2014, will generally be exempt from this withholding tax to the extent that they are properly reported by the Fund as (a) “interest-related dividends,” derived from a Fund’s “qualified net interest income,” or (b) “short-term capital gain dividends,” derived from a Fund’s “qualified short-term gain.”  “Qualified net interest income” is a Fund’s net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations.  “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its long-term capital loss, if any.  In order to qualify for this exemption from withholding, a Non-U.S. Shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). A Non-U.S. Shareholder will generally be exempt from U.S. federal income tax on distributions of net capital gain and on any gains realized upon the redemption or sale of Fund shares.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A shareholder will be subject to backup withholding on all distributions and redemption payments from the Fund if it fails to provide its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding.  The backup withholding rate is currently 28%.  Corporate shareholders and certain other shareholders generally are exempt from backup withholding.  Moreover, backup withholding will not apply to payments that have been subject to the 30% withholding tax applicable to Non-U.S. Shareholders.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request

Per share operating performance.	For the Period
For a capital share outstanding throughout the period.	March 30, 2012*
	to December 31, 2012

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income 1	0.09
Net realized and unrealized gain on investments	0.11
Total from investment operations	0.20

Less Distributions:
From net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$10.09

Total return	1.95%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,063

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.23%	3
After fees waived and expenses absorbed	0.90%	3
Ratio of expenses to average net assets (excluding
dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.18%	3
After fees waived and expenses absorbed	0.85%	3,4

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.04)%	3
After fees waived and expenses absorbed	1.29%	3
Ratio of net investment income (loss) to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.99)%	3
After fees waived and expenses absorbed	1.34%	3
Portfolio turnover rate	32%	2

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund. During the Fund's initial twelve months of operation, the advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.

Investment Advisor
Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

Independent Counsel
Bingham McCutchen LLP
355 S. Gra nd Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
181 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
IMST Distributors , LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Aristotle/Saul Opportunity Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The SAI is available and the Fund’s annual and semi-annual reports are available free of charge on the Fund’s website at www.aristotlefunds.com.  You can obtain a free copy of the Fund’s SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-661-6691 or by writing to:

Aristotle/Saul Opportunity Fund
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719 . )

Statement of Additional Information
May 1 , 201 3

Aristotle/Saul Opportunity Fund
 (Ticker Symbol: ARSOX)
a series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated May 1 , 201 3 , as may be amended from time to time, of the Aristotle/Saul Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”).  Aristotle Capital Management, LLC (the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

Aristotle/Saul Opportunity Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-661-6691

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
PORTFOLIO TRANSACTIONS AND BROKERAGE	29
PORTFOLIO TURNOVER	31
PROXY VOTING POLICY	31
ANTI-MONEY LAUNDERING PROGRAM	32
PORTFOLIO HOLDINGS INFORMATION	32
DETERMINATION OF NET ASSET VALUE	34
PURCHASE AND REDEMPTION OF FUND SHARES	35
FEDERAL INCOME TAX MATTERS	36
DIVIDENDS AND DISTRIBUTIONS	45
GENERAL INFORMATION	46
FINANCIAL STATEMENTS	48
APPENDIX “A”	49
APPENDIX “B”	50

THE TRUST

The Trust  is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.  The Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  These conditions have caused a significant decline in the value and liquidity of many securities and other instruments.  It is impossible to predict whether these conditions will continue, improve, or worsen.  Because this situation is widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Foreign Securities

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends.  Brokerage commissions and other transaction costs on foreign exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  Most of the foreign investments held by the Fund will not be registered with the SEC or any other U.S. regulator, nor will the issuers thereof be subject to the reporting requirements of the SEC or any other U.S. regulator.  Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets.  The Fund may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Foreign Currency Transactions. The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depository Receipts

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.  European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.    Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See “Federal Income Tax Matters.”  ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored.  Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States.  While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs.  Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Investment Company Securities

The Fund may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act or pursuant to an SEC order. Generally, under the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•            The Fund may own an unlimited amount of any affiliated fund’s voting securities.

•            The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

i.
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund . The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Underlying funds may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

DERIVATIVES

The Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes.  Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used.  Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and will hedge certain risks, if at all, only partially.  Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio.  Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties).  The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Options on Securities and Securities Indices

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.  A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period.  The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration.  American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options.  The Fund may write covered call options.  A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by UMB Bank, n.a., the Fund’s custodian (the “Custodian”) .  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates or “earmark” assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.  Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options.  The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date.  The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks.  The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected.  In the case of an exchange-traded option, the Fund establishes an escrow account.  The Custodian (or a securities depository acting for the Custodian) acts as the Fund’s escrow agent.  The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities).  The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund.  The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC.   The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities , equal in value to the aggregate contract price of the call option (the current index value times the specific multiple).  The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index.  As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date.  Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise.  The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities.  If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges.  If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which the Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company.

Over-the-Counter Options.  The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options.  Certain additional risks are specific to over-the-counter options.  The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not.  Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.  While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration.  Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities.  The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities.  If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.   The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregates an amount of cash or liquid securities on its records equal to the market price of the securities sold short.  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short.  Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions.  As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested.  A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See “Foreign Securities” above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk.  However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

Government Obligations

The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.  A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.  Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, where more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”) . Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund.  However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority, of the outstanding voting securities of the Fund , as defined in the 1940 Act .  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate s such as real estate investment trust s (“REITs”);

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997- 2012 ).	63	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	63	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present) .	63	None.
Officers of the Trust :
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present) .	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present) .	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087 .
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $10,000, $5,000 for each regular meeting attended, and $2,500 for each special in-person meeting attended.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively, and Mr. Young receives an additional annual retainer of $4,000 for serving as Derivatives Risk Oversight Committee Chair. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust ( 48 Funds) Paid to Trustees1
Independent Trustees
Charles H. Miller, Trustee	$ 1,185	None	None	$ 57,000
Ashley Toomey Rabun, Trustee and Chairperson	$ 1,227	None	None	$ 59,000
William H. Young, Trustee and Audit Committee Chair	$ 1,227	None	None	$ 59,000

1	For the period March 30, 2012 (commencement date) through December 31, 2012 .

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including mulitiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees:  the Audit Committee, the Derivatives Risk Oversight Committee (the “Derivatives Committee ”), the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee met twice  during the period from March 30, 2012 (commencement date) through December 31, 2012 with respect to the Fund .

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC did not me e t with respect to the Fund during the period from March 30, 2012 (commencement date) through December 31, 2012 .

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust.  The Derivatives Committee conducts meetings periodically in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young.  The Derivatives Committee meets as needed, and did not meet during the period from March 30, 2012 (commencement date) through December 31, 2012 with respect to the Fund.

•
The Nominating Committee is responsible to review matters pertaining to composition, committees, and operations of the Board and meets from time to time but at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee did not me e t with respect to the Fund during the period from March 30, 2012 (commencement date) through December 31, 2012 with respect to the Fund .

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees.  The Valuation Committee did not me e t with respect to the Fund during the period from March 30, 2012 (commencement date) through December 31, 2012 .

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of December 31, 2012 , the Trustees, including the Independent Trustees, beneficially owned shares of the Fund as follows:

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$1-$10,000
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Sharholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Name and Address	% Ownership as of April 2, 2013
Gleicher Family Trust Irvine CA 92603	35.50%
Borowski Family Trust Dana Point CA 92629	9.64%
Uri and Myna Herscher Family Trust Los Angeles CA 90049	9.18%
City National Bank Los Angeles CA 90071	5.69%

As of April 2, 2013, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors , LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.  Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

The Advisor

Aristotle Capital Management, LLC, located at 11100 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisor is primiarily owned by professionals who actively participate in the management of the firm .

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the period March 30, 2012 (commencement date) through December 31,2012	$ 74,684	$ 74684	$ 0

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding , as applicable, any acquired fund fees and expenses as determined in accordance with Form Form N-1A , leverage interest, taxes, brokerage commissions, front-end or contingent deferred loads and expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation expenses) do not exceed 1.50% for the Fund.  This agreement is effective until April 30, 201 4 , and may be terminated by the Board of Trustees. The Advisor has also agreed to voluntarily waive a portion of its fees and/or to reimburse the Fund for expenses (excluding, as applicable, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) above 0.85% of the average daily net assets of Class I shares of the Fund through September 30, 2013.  The Advisor will not seek recoupment of any advisory fees waived or expenses absorbed during such period.

Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed limitation on Fund expenses in place at the time such fees were waived or any lesser limitation on Fund expenses in effect at the time of the fee waiver or expense reimbursement .  Any such reimbursement is contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Portfolio Managers

The Fund is managed by Howard Gleicher, CFA.

Other Accounts Managed by the Portfolio Manager. As of December 31, 201 2 , information on these other accounts is as follows.

Howard Gleicher, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies
Other Pooled Investments	4	$ 655.7 million	None	$
Other Accounts	435	$ 1,896.2 million	None	$

Material Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers.  In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation.  The Portfolio Manager is paid a base salary and is eligble to participate in the company’s annual bonus pool.  The Portfolio Manager has an equity position in the advisor.

Ownership of the Fund by the Portfolio Manager.  The following chart sets forth the dollar range of the portfolio manager’s ownership of the outstanding shares of the Fund as of December 31, 2012.

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000
Howard Gleicher	G

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the period March 30, 2012 (commencement date) through December 31, 2012	$27,049

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philidelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.  Its services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Board of Trustees.

Distribution Agreement

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of FINRA.  The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 30 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions
For the fiscal year ended October 31 2012*	$23,786

*The Fund commenced operations on March 30, 2012.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes. The portfolio turnover rate for the period March 30, 2012, (commencement date) through December 31, 2012 was 32%.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Advisor’s Proxy Voting Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-661-6691 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund’s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public (1) when it has been posted to the Fund’s public website (www.aristotlefunds.com) or (2) in periodic regulatory filings on the SEC’s website (www.sec.gov).  In addition, management of the Fund may make publicly available its portfolio holdings by posting such information to its public website or by making such information available to any person who calls the Fund’s toll-free number at 1-888-661-6691, in either case no earlier than five days following the effective date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings.  As of the date of this SAI, the Trust or a Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Aristotle Capital Management, LLC (the “Advisor”), MFAC and UMBFS (the Trust’s co-administrators) and UMB Bank, n.a. (the “Custodian”) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Institutional Shareholder Services (“ISS”) pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided when it receives proxy ballots (iii) Tait, Weller & Baker, LLP ( independent registered public accounting firm ), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of December 31, 2012 is as follows:

$12,062,881	=	$10.09
1,195,372

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service ; and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed.  If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of the material U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset.  A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person.  If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.  Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elect ed to be treated, and intends to qualify in each taxable year to be taxed , as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year.  Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”  The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund.  A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income.

The Fund may invest in ETFs.  Depending on the relevant ETF’s structure and its underlying investments, an investment in an ETF may produce income that is not Qualifying RIC Income.  The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC.  In addition, depending on an ETF’s structure, an ETF may bear tax costs at the ETF level that exceed the tax costs that would result if the Fund were to invest directly in the investments in which the ETF invests.

Assuming that it qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income,” computed without regard to the dividends-paid deduction, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its shareholders (including amounts that are reinvested in additional shares pursuant to the dividend reinvestment plan), provided that it distributes on a timely basis with respect to each taxable year at least the sum of 90% of its “investment company taxable income” computed without regard to the dividends-paid deduction and 90% of its net tax-exempt interest income for such taxable year.  In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all of its income and gains to shareholders on an annual basis.  Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit.  There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements.  In order to avoid this excise tax, the Fund must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed and on which the Fund paid no federal income tax .  For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.  The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits would be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis would be treated as gain from the sale of shares, as discussed below. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his or her shares, dividends received by a shareholder during his or her taxable year would be eligible to be treated as “qualified dividend income,” which is subject to U.S. federal income tax at the rates applicable to long-term capital gains, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before requalifying for taxation as a RIC.  If the Fund fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property.  Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.  Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund utilizes leverage through borrowings or the issuance of preferred shares, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend.  In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on shares of the Fund.  Limits on the Fund’s ability to pay dividends on its shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for tax treatment as a RIC and subject the Fund to U.S. federal income tax or the 4% excise tax.  The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net capital losses from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as taxable dividends to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.  Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Foreign Taxes

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.  If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes.  No deduction for such foreign income taxes would be permitted to individuals in computing their alternative minimum tax liability.  In general, the Fund does not expect that it will meet the requirements of the Code necessary to make this “pass-through” election.  Assuming that the Fund does not make this election, any foreign taxes paid by the Fund will represent an expense to the Fund, which the Fund will generally deduct against its “investment company taxable income,” and the shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes.  The imposition of foreign or U.S. taxes on the income of these entities will reduce the return to shareholders.

Distributions

Distributions of the Fund’s net investment income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income.  Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned shares of the Fund.  Long-term capital gains recognized by individuals and other non-corporate shareholders will be subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.  The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year.  As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.  Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions by the Fund out of its “qualified dividend income” that are made to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements.    “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from foreign corporations that meet certain specified criteria.  Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund.  In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the Fund.  Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan.  In addition, a distribution will be treated in the manner described above even though, from an investment standpoint, it may constitute a partial return of the shareholder’s capital.   In particular, investors should consider the tax implications of purchasing shares immediately prior to a distribution.  Although the price of shares purchased at that time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Acquisition and Redemption, Sale and Exchange of Shares

A shareholder that acquires shares of the Fund in exchange for an in-kind contribution of securities will generally recognize gain or loss as if it had sold such securities for their fair market value on the date of the contribution.  The amount of the gain or loss will be equal to the difference between the fair market value of contributed securities and the shareholder’s adjusted tax basis in the contributed securities.  The shareholder’s basis in the shares it acquires in exchange for an in-kind contribution of securities will be equal to the fair market value of such securities on the date of the contribution.

A shareholder will generally recognize capital gain or loss on a redemption or sale of shares of the Fund.  The amount of the gain or loss will be equal to the difference between the fair market value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold.  Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less.  Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

A shareholder who receives an in-kind distribution of securities upon redeeming his or her shares will have an initial tax basis in such securities equal to their fair market value on the redemption date.  A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than the shareholder’s tax basis in such securities.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares of the Fund.  In addition, no loss will be allowed on a redemption or sale of shares of the Fund if the shareholder acquires shares of the Fund (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of the Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886.  Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states may also have disclosure requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares.  A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.  The backup withholding rate is currently 28%.

Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”) depends on whether the income that the non-U.S. shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.  The discussion below does not apply to a non-U.S. shareholder who is a former U.S. citizen or an entity that has expatriated from the United States.  Such non-U.S. shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of income and gains other than net capital gain will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate specified by an applicable treaty).  However, provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Fund in its taxable years beginning before January 1, 2014 to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.”  “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations.  “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported to the shareholders as undistributed net capital gains and any gains realized upon the redemption or sale of shares of the Fund.  If, however, such a non-U.S. shareholder is a nonresident alien individual who is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed net capital gains and gains from the redemption or sale of shares of the Fund, net of certain U.S.-source losses, will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of income and gains, including net capital gains, any amounts retained by the Fund that are reported to the shareholders as undistributed capital gains and any gains realized upon the redemption or sale of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons.  If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

As discussed above, information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares.  A non-U.S. shareholder other than a corporation may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax, or that would otherwise be taxable at a reduced treaty rate, or on the proceeds from a redemption or other disposition of Fund shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.  Backup withholding is not an additional tax.  Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after December 31, 2013 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends,” to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on dividends under an income tax treaty, a non-U.S. shareholder must generally deliver to the Fund a properly executed IRS Form W-8 (generally, Form W-8BEN).  In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation s .

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust  is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share , each of which represents an interest in a separate portfolio of secutities .

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series .  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust , and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the period March 30, 2012 (commencement date) through December 31, 2012 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-888-661-6691 or writing the Fund .

APPENDIX “A”
DESCRIPTION OF SHORT-TERM RATINGS

Description of certain short-term ratings assigned by Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service (“Moody’s”):

S&P

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are given a plus sign (+) designation.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2  - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Moody’s

Prime rating system (short-term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b).high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

APPENDIX “B”
ADVISOR’S PROXY POLICIES AND GUIDELINES

ARISTOTLE CAPITAL MANAGEMENT, LLC
Proxy Voting Policies and Procedures

Introduction

Aristotle Capital Management, LLC (“Aristotle”), in compliance with the principles of Rule 204-2 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle’s general policies and procedures for voting proxies are set forth below.

Specific Proxy Voting Policies and Procedures

Aristotle believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle will vote proxies and Aristotle will vote such proxies in the manner that, in their opinion, serves the best interests of their clients in accordance with this policy.

Aristotle has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support.  Under the terms of its arrangement with ISS, Aristotle directs each custodian to forward proxy ballots to ISS for processing. Aristotle has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Aristotle will maintain copies of any document created by Aristotle that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.  The following details Aristotle’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle has adopted guidelines for certain types of matters to assist the Chief Investment Officer or his designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1. Corporate Governance

a. Election of Directors and Similar Matters

In an uncontested election, Aristotle will generally vote in favor of management’s proposed directors. In a contested election, Aristotle will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Aristotle will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b. Audit Committee Approvals

Aristotle generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle will generally vote to ratify management’s recommendation and selection of auditors.

c. Shareholder Rights

Aristotle may consider all proposals that will have a material effect on shareholder rights on a case by-case basis. Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2. Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Chief Investment Officer or his designee deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Chief Investment Officer or his designee to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

3. Capital Structure Proposals

Aristotle will seek to evaluate capital structure proposals on their own merits on a case-bycase basis.

Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Eliminate preemptive rights.

4. Compensation

a. General

Aristotle generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Chief Investment Officer or his designee to arbitrarily limit executive or employee benefits.

5. Stock Option Plans and Share Issuances

Aristotle evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-bycase basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Aristotle expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6. Corporate Responsibility and Social Issues

Aristotle generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7. Conflicts
In cases where Aristotle is aware of a conflict between the interests of a client(s) and the interests of Aristotle or an affiliated person of Aristotle (e.g., a portfolio holding is a client or an affiliate of a client of Aristotle), then Aristotle will take the following steps:

(a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Aristotle’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b) for other matters, contact the client for instructions with respect to how to vote the proxy.

8. Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

9. Recordkeeping

Aristotle shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;
(ii) Proxy Statements received regarding client securities;
(iii) Records of votes cast on behalf of clients;
(iv) Any documents prepared by Aristotle that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v) Records of client requests for proxy voting information.

Aristotle may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle that are maintained with a third party such as a proxy voting service, provided that Aristotle has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C: OTHER INFORMATION

Aristotle/Saul Opportunity Fund

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (7)
(6) Amendment to Agreement and Declaration of Trust (2)
(7) Amendment to Agreement and Declaration of Trust (4)
(8) Amendment to Agreement and Declaration of Trust (6)
(9) Certificate of Designation of the Aristotle Global Opportunity Fund (9)
       (i) Amended Certificate of Designation of Aristotle/Saul Opportunity Fund (10)
(b) Amended By-Laws of Registrant (5)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement – Filed herewith
(e) Distribution Agreement (3)
(f) Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1) Transfer Agency Agreement (6)
(2) Fund Accounting Agreement (6)
(3) Co-Administration Agreement (6)
(4) Operating Expense Agreement (10)
(i)  Opinion and Consent of Legal Counsel (10)
(j)  Consent of Independent Registered Public Accounting Firm – Filed herewith
(k) Not applicable
(l) Initial Subscription Agreement
(1) Aristotle/Saul Opportunity Fund (10)
(m) Rule 12b-1 Plan – Not Applicable
(n) Rule 18f-3 Plan – Not Applicable
(o) Powers of Attorney (3)
(p) Code of Ethics
(1) Code of Ethics of the Trust (8)
(2) Codes of Ethics of the Advisor (10)
(3) Amended and Restated Code of Ethics of Distributor – Not Applicable

(1) Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.

(9) Previously filed in Registrant’s Post-Effective Amendment No. 195 filed with the Commission on December 16, 2011.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 238 filed with the Commission on March 30, 2012.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC – Effective January 1, 2013

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Meredith F. Henning	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Aristotle Capital Management, LLC 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of April, 2013.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 30th day of April, 2013, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX99.28(d)
Consent of Independent Registered Public Accounting Firm	EX99.28(j)